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                                                                EXHIBIT 5(c)(iv)
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                                          AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
                                                        SEPARATE ACCOUNT D                                             WM STRATEGIC
        Complete and return to:             ---------------------------------------------                             ASSET MANAGER
        Annuity Administration               A Subsidiary of American General Corporation
             P.O. Box 1401                  ---------------------------------------------
        Houston, TX 77251-1401                              Houston, Texas
            (800) 277-0914
                                            WM STRATEGIC ASSET MANAGER SERVICE REQUEST
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
[X] CONTRACT             1.| CONTRACT #:_______________________________________________  ANNUITANT:_________________________________
    IDENTIFICATION         |
                           | CONTRACT OWNER(S):_____________________________________________________________________________________
(COMPLETE SECTIONS 1 & 15  |
    FOR ALL REQUESTS.)     | ADDRESS: ______________________________________________________________________________________________
                           |
INDICATE CHANGE OR REQUEST | [_] CHECK HERE IF
     DESIRED BELOW.        |     ADDRESS HAS
                           |     CHANGED.___________________________________________________________________________________________
                           |
                           |                                     _        _
                           | S.S. NO. OR TAX I.D. NO: _________________________________ PHONE NUMBER: (    ) _______________________
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[_] NAME                 2.| [_] Annuitant*   [_] Beneficiary*  [_] Owner(s)*  *Does not change Annuitant, Beneficiary, or
    CHANGE                 |                                                    Ownership designations.
                           |
                           | FROM: ________________________________________________________________________________________________
                           |       (FIRST, MIDDLE, LAST)
                           |
                           | TO:   _________________________________________________________________________________________________
                           |       (FIRST, MIDDLE, LAST)
                           |--------------------------------------------------------------------------------------------------------
                           | Reason: [_]  Marriage  [_] Divorce  [_] Correction  [_] Other  (Attach certified copy of court order.)
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[_] DUPLICATE            3.| I/we hereby certify that the contract for the listed number has been  [_] LOST  [_] DESTROYED
    CONTRACT               |                                                                       [_] OTHER _______________________
                           |
                           | Unless I/we have directed cancellation of the contract, I/we request that a Certificate of Lost
                           | Contract be issued. If the original contract is located, I/we will return the Certificate of Lost
                           | Contract to AGL to be voided.
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[_] BENEFICIARY          4.| PRIMARY BENEFICIARY:     ______________________________________________________________________________
    CHANGE                 |                          (INDICATE NAME, TAXPAYER IDENTIFICATION NUMBER (S.S. NO.), AND RELATIONSHIP
                           |                           TO ANNUITANT.)
                           |
                           | CONTINGENT BENEFICIARY:  ______________________________________________________________________________
                           |                          (INDICATE NAME, TAXPAYER IDENTIFICATION NUMBER (S.S. NO.), AND RELATIONSHIP
                           |                           TO ANNUITANT.)
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  THIS SECTION IS          | This change of beneficiary has been approved by AGL at its Home Office, and presentation of the
  FOR HOME OFFICE          | Contract for endorsement has been waived.
     USE ONLY.             |
                           | DATE OF APPROVAL: _______________________________ BY: _________________________________________________
                           |                                                            AMERICAN GENERAL LIFE INSURANCE COMPANY
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[_] AUTOMATIC            5.| _________ By initialing here, I authorize American General Life to collect $___________________________
    ADDITIONAL             |           (min. $100), starting month/day ____________________________ by initiating electronic
    PREMIUM PAYMENT        |           debit entries against my bank account with the following frequency:
    OPTION                 |
                           |            [_] Monthly  [_] Quarterly  [_] Semiannually  [_] Annually
                           |            (Attach voided check to Service Request.)
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[_] DOLLAR COST          6.| Dollar cost average  [_] $_____________  OR  [_] ________________%  (whole % only)
    AVERAGING              |
(THE MINIMUM TRANSFER      | taken from the [_] Money Market (65)  [_] 1-Year Guarantee Period*  [_] _______________________________
   AMOUNT IS $250.)        |                                                                         *not available in Oregon
                           | Frequency:     [_] Monthly            [_] Quarterly          [_] Semiannually        [_] Annually
                           | Duration:      [_] 12 months          [_] 24 months          [_] 36 months   to be allocated to the
                           |                                                                              following fund(s) as
                           |                                                                              indicated.
                           | Begin Date: ______/______/______ (Date must be at least 30 days after issue date and must be between
                           | the 1st and the 28th of the month.) If no begin date is elected, dollar cost averaging will begin at
                           | the beginning of the next interval from the date of receipt of this form.
                           | Allocate to the following divisions as indicated. (Use dollars or whole percentages.)
                           |
                           | WM VARIABLE TRUST--THE AVAILABLE VARIABLE DIVISIONS ARE FUNDED BY THE FOLLOWING SERIES.
                           |
                           |  Income Portfolio (64)          _____  Money Market Fund (65)  _____  Growth & Income Fund (71)  _____
                           |  Flexible Income Portfolio (63) _____  Short Term High Quality        Growth Fund (72)           _____
                           |  Balanced Portfolio (62)        _____    Bond Fund (68)        _____  Northwest Fund (67)        _____
                           |  Conservative Growth                   U.S. Government                Emerging Growth Fund (73)  _____
                           |    Portfolio (61)               _____    Securities Fund (69)  _____  International Growth
                           |  Strategic Growth                      Income Fund (70)        _____    Fund (74)                _____
                           |    Portfolio (60)               _____  Bond & Stock Fund (66)  _____
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[_] TELEPHONE            7.| I (or if joint owners, either of us acting independently) hereby authorize American General Life
    TRANSFER               | Insurance Company ("AGL") to act on telephone instructions to transfer values among the Variable
    AUTHORIZATION          | Divisions and Fixed Accounts and to change allocations for future purchase payments given by:
                           | (INITIAL APPROPRIATE BOX(ES) BELOW.)
                           |
                           | [____] Contract Owner(s)
                           | [____] Agent/Registered Representative who is both appointed to represent AGL and with the firm
                           | authorized to service my contract.
                           |
                           | AGL and any person designated by this authorization will not be responsible for any claim, loss, or
                           | expense based upon telephone transfer instructions received and acted on in good faith, including
                           | losses due to telephone instruction communication errors. AGL's liability for erroneous transfers,
                           | unless clearly contrary to instructions received, will be limited to correction of the allocations on
                           | a current basis. If an error, objection, or other claim arises due to a telephone transfer transaction,
                           | I will notify AGL in writing within five working days from receipt of confirmation of the transaction
                           | from AGL. I understand that this authorization is subject to the terms and provisions of my WM
                           | STRATEGIC ASSET MANAGER contract and its related prospectus. This authorization will remain in effect
                           | until my written notice of its revocation is received by AGL at its main office.
                           | [_] CHECK HERE TO DECLINE TELEPHONE TRANSFER PRIVILEGE.
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
[_] TRANSFER OF          8.| Indicate division number along with gross dollar or percentage amount. (Maintain $ or % consistency.)
    ACCUMULATED            | ____ from Div. ____ to Div. ____   ____ from Div. ____ to Div. ____   ____ from Div. ____ to Div. ____
    VALUES                 |
                           | ____ from Div. ____ to Div. ____   ____ from Div. ____ to Div. ____   ____ from Div. ____ to Div. ____
 A MINIMUM OF $500 MUST BE |
MAINTAINED IN EACH DIVISION| ____ from Div. ____ to Div. ____   ____ from Div. ____ to Div. ____   ____ from Div. ____ to Div. ____
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[_] CHANGE               9.| _________Division to _________%    _________Division to _________%    _________Division to _________%
    ALLOCATION OF          |
    FUTURE PURCHASE        | _________Division to _________%    _________Division to _________%    _________Division to _________%
    PAYMENTS               |
                           | _________Division to _________%    _________Division to _________%    _________Division to _________%
  (USE WHOLE PERCENTAGES.  |
  TOTAL MUST EQUAL 100%.)  | _________Division to _________%    _________Division to _________%    _________Division to _________%
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[_] AUTOMATIC           10.| [_] Add    [_] Change to percentages indicate below.
    REBALANCING            | [_] Quarterly    [_] Semiannually     [_] Annually (based on contract anniversary)
                           | WM Variable Trust - The available variable divisions are funded by the following Series.
(USE WHOLE PERCENTAGES.    |   Money Market Fund (65)                    ______%      Growth & Income Fund (71)           ______%
TOTAL MUST EQUAL 100%.)    |   Short Term High Quality Bond Fund (68)    ______%      Growth Fund (72)                    ______%
                           |   U.S. Government Securities Fund (69)      ______%      Northwest Fund (67)                 ______%
   MUST HAVE MINIMUM       |   Income Fund (70)                          ______%      Emerging Growth Fund (73)           ______%
CONTRACT VALUE OF $25,000  |   Bond & Stock Fund (66)                    ______%      International Growth Fund (74)      ______%
      TO INITIATE.         | [_] Stop Automatic Rebalancing.
                           | NOTE: Automatic rebalancing will occur only between divisions indicated and will not change allocation
                           |       of future payments.
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[_] REQUEST FOR         11.| Amounts requested are to be:   [_] Net   OR   [_] Gross of applicable charges.
    PARTIAL                | $ or % ________Div. No. ________  $ or % ________Div. No. ________  $ or % ________Div. No.________
    WITHDRAWAL             |
  (ALSO COMPLETE           | $ or % ________Div. No. ________  $ or % ________Div. No. ________  $ or % ________Div. No.________
  SECS. 13 & 14.)          |
MINIMUM WITHDRAWAL IS $100.| $ or % ________Div. No. ________  $ or % ________Div. No. ________  $ or % ________Div. No.________
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[_] SYSTEMATIC          12.| Specified Dollar Amount: $ ____________________________
    WITHDRAWAL             | Frequency:   [_] Monthly     [_] Quarterly     [_] Semiannually     [_] Annually
  (ALSO COMPLETE           | Begin Date: ____/____/____ (Date must be at least 30 days after issue date and must be between the
  SECS. 13 & 14.)          | 5th and the 24th of the month.)
MINIMUM WITHDRAWAL IS $100.| Unless specified below, withdrawals will be taken from the divisions as they are currently allocated
                           | in your contract.
PERCENTAGES (WHOLE % ONLY) | $ or % ________Div. No. ________  $ or % ________Div. No. ________  $ or % ________Div. No.________
MUST TOTAL 100%, OR DOLLARS|
   MUST EQUAL SPECIFIED    | $ or % ________Div. No. ________  $ or % ________Div. No. ________  $ or % ________Div. No.________
         AMOUNT.           |
                           | $ or % ________Div. No. ________  $ or % ________Div. No. ________  $ or % ________Div. No.________
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[ ] REQUEST FOR         13.| [_] Contract is attached.
    FULL SURRENDER         |
                           | [_] I hereby declare that the contract specified above has been lost, destroyed, or misplaced and
   (ALSO COMPLETE          |     request that the value of the contract be paid. I agree to indemnify and hold harmless AGL against
   SECS. 13 & 14.)         |     any claims which may be asserted on my behalf and on the behalf of my heirs, assignees, legal
                           |     representatives, or any other person claiming rights derived through me against AGL on the basis
                           |     of the contract.
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[_] METHOD OF           14.| NOTE: If no method is indicated, check(s) will be mailed to the owner at the address of record.
    DISTRIBUTION           | Check one:  [_] Mail check to owner.  [_] Mail check to alternate address.  [_] Deposit funds directly
                           |                                                                                 to bank/firm.*
                           |                                                                                 (available only for
                           |                                                                                 systematic withdrawals)
                           | -------------------------------------------------------------------------------------------------------
                           | INDIVIDUAL OR BANK/FIRM
                           |
                           | ----------------------------------------------------------   ------------------------------------------
                           | ADDRESS                                                      CITY/STATE/ZIP
                           |
                           | ----------------------------------------------------------   Type of account: [_] Checking  [_] Savings
                           | IF BANK/FIRM, PROVIDE ACCOUNT NUMBER TO BE REFERENCED FOR
                           | DEPOSIT.
                           | *Enclose a voided check from account where funds are to be deposited. PLEASE DO NOT ENCLOSE A DEPOSIT
                           |                                                                       SLIP.
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[ ] NOTICE OF           15.| The taxable portion of the distribution you receive from your annuity contract is subject to federal
    WITHHOLDING            | income tax withholding unless you elect not to have withholding apply. Withholding of state income tax
                           | may also be required by your state of residence. You may elect not to have withholding apply by
                           | checking the appropriate box below. If you elect not to have withholding apply to your distribution or
                           | if you do not have enough income tax withheld, you may be responsible for payment of estimated tax.
                           | You may incur penalties under the estimated tax rules if your withholding and estimated tax are not
                           | sufficient.
                           | Check one:     [_] I do NOT want income tax withheld from this distribution.
                           |                [_] I do want 10%  OR  _______% income tax withheld from this distribution.
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[X] AFFIRMATION/        16.| CERTIFICATION: Under penalties of perjury, I certify that: (1) the number shown on this form is my
    SIGNATURE              | correct Social Security (or taxpayer identification) number; and (2) I am not subject to backup
                           | withholding under Section 3406(a)(1)(C) of the Internal Revenue Code.
 (COMPLETE THIS SECTION    | The Internal Revenue Service does not require your consent to any provision of this document other
   FOR ALL REQUESTS.)      | than the certification required to avoid backup withholding.
                           |
                           | X
                           | ------------------------------------------------                         ------------------------------
                           | SIGNATURE(S) OF OWNER(S)                                                 DATE
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